UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 13, 2017

QUALSTAR CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-30083	95-3927330
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

130 West Cochran Street, Unit C
	Simi Valley, California	93065
	(Address of Principal Executive Offices)	(Zip Code)

(805) 583-7744

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                 □

This Current Report on Form 8-K/A adds Item 5.02 and Item 9.01 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2017 (the “Form 8-K”), regarding the results of Qualstar Corporation’s (the “Company”) 2017 Annual Meeting of Shareholders (the “Annual Meeting”). The Form 8-K is hereby amended to insert those items as set forth herein.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Adoption of Stock Option and Incentive Plan

Effective June 13, 2017, the Company adopted the Qualstar Corporation 2017 Stock Option and Incentive Plan (the “Plan”), pursuant to the approval of the plan by the Company’s shareholders at the Annual Meeting. The Plan was adopted by the Company’s Board of Directors (the “Board”) on May 8, 2017. Under the Plan, the Company is authorized to grant stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards to employees (including executive officers), directors and consultants of the Company and its subsidiaries.

The Plan authorizes the issuance of an aggregate of 200,000 shares of Common Stock.  The Plan is administered by the Compensation Committee of the Board.

The foregoing summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07         Submission of Matters to a Vote of Security Holders

On June 13, 2017, the Company held its 2017 Annual Meeting of Shareholders. At the Annual Meeting, 2,042,019 shares of our common stock were outstanding and entitled to vote, and 1,751,717 shares (or approximately 85.78% of the total voting shares) were represented at the meeting in person or by proxy.

Immediately following the Annual Meeting, the Company’s board of directors was comprised of Steven N. Bronson, David J. Wolenski, Leonard Hagan and Nicholas A. Yarymovych, all of whom were elected by the requisite vote of shareholders at the Annual Meeting.

The following summarizes vote results for those matters submitted to the Company’s shareholders for action at the Annual Meeting:

1.	Election of four directors by the holders of our common stock.

Director	Total Shares Voting on Matter	For	Withheld	Broker Non-Votes
Steven N. Bronson	1,751,717	871,173	370,637	509,907

David J. Wolenski	1,751,717	871,153	370,657	509,907

Leonard Hagan	1,751,717	871,173	370,637	509,907

Nicholas A. Yarymovych	1,751,717	871,153	370,657	509,907

2.	Approval of the Company’s 2017 Stock Option and Incentive Plan.

Total Shares Voting on Matter	For	Against	Abstain	Broker Non-Votes

1,751,717	834,891	381,214	25,705	509,907

3.	Ratification of the appointment of RBSM, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Total Shares Voting on Matter	For	Against	Abstain	Broker Non-Votes

1,751,717	1,374,751	376,440	526

4.	Advisory vote on Executive Compensation (Say on Pay).

Total Shares Voting on Matter	For	Against	Abstain	Broker Non-Votes

1,751,717	836,487	379,618	25,705	509,907

5.	Advisory vote on frequency of advisory vote on Executive Compensation (Say on Pay).

Total Shares Voting on Matter	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

1,751,717	804,157	3,381	103,953	330,319	509,907

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Qualstar Corporation 2017 Stock Option and Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

Date: June 28, 2017	By:	/s/ Louann Negrete
Louann Negrete

Exhibit Index

Exhibit No.	Description
10.1	Qualstar Corporation 2017 Stock Option and Incentive Plan.